United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2017

Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

200 East Randolph Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 312-782-5800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2017, Jones Lang LaSalle Incorporated (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”).

Of the 45,286,120 total shares of common stock of the Company that were issued and outstanding on March 13, 2017, the record date for the Meeting, 40,865,066 shares, constituting 90.23% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.	The ten nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2018, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	34,032,588	1,309,496	2,462,795
Samuel A. Di Piazza, Jr.	33,638,279	1,703,854	2,462,746
Dame DeAnne Julius	33,691,595	1,650,544	2,462,740
Ming Lu	32,804,073	2,025,250	2,975,556
Bridget Macaskill	37,479,401	277,922	47,556
Martin H. Nesbitt	37,637,448	120,069	47,362
Sheila A. Penrose	33,226,373	4,308,885	269,621
Ann Marie Petach	37,695,637	61,702	47,540
Shailesh Rao	34,032,606	1,309,185	2,463,088
Christian Ulbrich	37,747,568	9,554	47,757

In the case of each nominee for Director, there were also 3,060,187 broker non-votes.

2.	The non-binding advisory proposal regarding executive compensation (“say on pay”) was approved by the following shareholder vote:

For	Against	Abstain
21,070,385	16,622,999	111,495

There were 3,060,187 broker non-votes on this proposal.

The Board of Directors takes seriously the views of its shareholders. The Company intends to continue to engage in constructive dialogue with its shareholders in order to solicit their views regarding the Company’s executive compensation program.

3.	The frequency of one year for future executive compensation votes was approved by the following shareholder vote:

1 Year	2 Years	3 years	Abstain
36,651,948	16,849	1,081,754	54,328

4.	The new 2017 Stock Award and Incentive Plan was approved by the following shareholder vote:

For	Against	Abstain
36,708,182	1,076,028	20,669

5.	The appointment of KPMG, LLP to serve as our independent registered public accounting firm for the year 2017 was ratified by the following shareholder vote:

For	Against	Abstain
40,476,010	339,200	49,856

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2017
Jones Lang LaSalle Incorporated

By: /s/ Mark J. Ohringer
Name: Mark J. Ohringer
Title: Executive Vice President, Global General Counsel and Corporate Secretary